Exhibit 32.2

Certification Pursuant to 18 U.S.C. 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of China Media Inc. (the “Company”) on Form 10-K for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ruijuan Hou, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 29, 2016

By:          /s/Ruijuan Hou

Ruijuan Hou

Chief Financial Officer, Principal Accounting Officer